UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
January 5, 2010
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BIO-MATRIX SCIENTIFIC GROUP, INC.
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

0-32201                               33-0824714
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         (Commission File Number)     (IRS Employer Identification No.)

8885 Rehco Road, San Diego, California    92121
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(Address of Principal Executive Offices)      (Zip Code)

619 702 1404
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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends its Current Report on Form 8-K/A dated December 31, 2009 to file as an exhibit the letter requested from its former auditor (a copy of which was received by the Registrant on January 5, 2010) with respect to the statements made in the 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

No.                     Description

16.1                     Letter, dated January 5, 2010 of Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos David Koos Chief Executive Officer Dated: January 8, 2010